SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  Form 8-K/A-1

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: December 22, 1997


                                -----------------


                         PACIFIC RIM ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)


 Delaware                       0-22808                     95-4374983
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                identification no.)
incorporation)


                       1661 East Camelback Road, Suite 245
                             Phoenix, Arizona 85016
                    (Address of principal executive offices)


                                 (602) 274-1299
              (Registrant's telephone number, including area code)

                               General Explanation

The purpose of this Report is to amend the Registrant's Current Report on Form 8-K dated December 22, 1997 relative to the merger of Pacific Rim Entertainment, Inc. and Osage Computer Group, Inc. This Report amends the information provided under item 7(b) and supplements the Financial Statements provided therewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (b) Pro Forma Financial Information - The required pro forma financial information is set forth below:

On December 22, 1997, Pacific Rim Entertainment, Inc. (the "Company") acquired Osage Computer Group, Inc. ("Osage") pursuant to the terms of a Merger Agreement dated November 5, 1997 (the "Merger Agreement"), in a transaction that resulted in a change in control of the Company. Upon the closing of the Merger, through a wholly-owned subsidiary, the Company acquired 100% of the outstanding capital stock of Osage in exchange for Merger consideration paid to the former stockholders of Osage (the "Osage Stockholders") consisting of: (i) $500,000 in cash; (ii) 900,000 newly-issued shares of Common Stock (subject to upward adjustment in the event the trading price of the Company's Common Stock is below $2.00 per share during an eighteen (18) month period following the Merger);
(iii) 200,000 newly-issued shares of Common Stock; (iv) $1.5 million of Series B $3.00 Convertible Preferred Stock (the "Series B Shares"), which are convertible into 500,000 shares of Common Stock (subject to adjustment in the event that certain performance criteria are not achieved subsequent to the Merger); and (v) options with a term of six years that permit the purchase of 800,000 shares of Common Stock, subject to a $3.00 exercise price subject to adjustment.

Contemporaneous with the Merger, the Company completed a private placement offering to accredited investors (the "Offering") of $3,660,000, consisting of 122 shares of Series A $3.00 Convertible Preferred Stock (the "Series A Shares"). The net proceeds of the Offering were used by the Company to: (i) retire approximately $450,000 principal amount of bridge indebtedness; (ii) pay the $500,000 cash component of the Merger consideration to the Osage Stockholders; and (iii) finance the Company's strategic acquisition strategy.

The unaudited pro forma combined balance sheet at September 30, 1997 combines historical financial information of the Company and Osage as if the acquisition had occurred on September 30, 1997. The unaudited pro forma combined statement of operations data for the year ended December 31, 1996 and the nine months ended September 30, 1997 combine historical statements of operations data for the Company and the acquired company, Osage, as if the acquisition had occurred on January 1, 1996. Since the Osage shareholders retained voting and operating control of the combined entity for financial accounting purposes, the Merger is considered a reverse acquisition. Accordingly, although the Company was treated as the acquiror in the Merger, for financial accounting purposes, the business combination will be viewed as a recapitalization of Osage as the accounting acquiror.

The detailed assumptions used to prepare the unaudited pro forma combined financial information are contained herein. The unaudited pro forma combined financial information reflects the use of the purchase method of accounting for the acquisition. The purchase price allocation used in the preparation of the pro forma financial information is preliminary and subject to change based upon final evaluations being performed.

The unaudited pro forma combined financial information assumes the acquisition was funded from currently available cash funded from the private placement of the Series A Shares and through the issuance of common stock and the Series B Shares.

The unaudited pro forma data are not necessarily indicative of the financial position or results of operations which would have actually been reported had the transaction been consummated at the date mentioned above or which may be reported in the future.

The unaudited pro forma data should be read in conjunction with the notes to the Unaudited Pro Forma Combined Financial Information and the separate financial statements and notes thereto of the Company and Osage. Also refer to Form 8-K filed on January 6, 1998 relating to the Merger between the Company and Osage.

                         Pacific Rim Entertainment, Inc.
                   Unaudited Pro Forma Combined Balance Sheet
                               September 30, 1997
                                 (in thousands)

                                                                                                 PROFORMA
                                                                  PACIFIC        PROFORMA      CONSOLIDATED
                                                     OSAGE          RIM         ADJUSTMENTS      BALANCE
ASSETS

CURRENT ASSETS:

Cash                                                $    251       $     12       $  2,550 (a)  $  2,813
Accounts receivable                                    2,345           --             --           2,345
Inventories                                                6           --             --               6
Prepaid expenses
  and other current assets                               160             35           --             195
                                                    --------       --------       --------      --------
  Total current assets                                 2,762             47          2,550         5,359

PROPERTY AND EQUIPMENT                                    60           --             --              60
                                                    --------       --------       --------      --------
  Total assets                                      $  2,822       $     47       $  2,550      $  5,419
                                                    ========       ========       ========      ========

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:

Notes payable                                           --         $    450       $   (450)(a)      --

Accounts payable                                    $  1,990             25           --        $  2,015
Accrued expenses                                         161           --             --             161
Deferred revenue                                         149           --             --             149
Income taxes payable                                      55           --             --              55
Due to former shareholders                               129           --             --             129
                                                    --------       --------       --------      --------
  Total current liabilities                            2,484            475           (450)        2,509

SHAREHOLDERS' EQUITY (DEFICIT):

Common Stock                                               5              1             42            48
Series A preferred stock                                --             --               12 (c)        12
Series B preferred stock                                --             --                5             5
Additional paid-in-capital                              --           12,939        (12,939)(d)     2,905
                                                                                     3,488 (c)      --
                                                                                      (583)(f)      --
Retained earnings (deficit)                              440        (13,368)          (500)(b)       (60)
                                                                                    13,368 (d)      --
Treasury stock                                          (107)          --              107 (e)      --
                                                    --------       --------       --------      --------

 Total shareholders' equity (deficit)                    338           (426)         3,000         2,910
                                                    --------       --------       --------      --------

Total liabilities and shareholders' equity
(deficit)                                           $  2,822       $     47       $  2,550      $  5,419
                                                    ========       ========       ========      ========

                         Pacific Rim Entertainment, Inc.
              Unaudited Pro Forma Combined Statement of Operations
                   Nine Month Period Ended September 30, 1997
                                 (in thousands)



                                                                                 PROFORMA
                                                      PACIFIC      PROFORMA    CONSOLIDATED
                                           OSAGE        RIM       ADJUSTMENTS    BALANCE
REVENUES                                  $ 8,465         --             --        $ 8,465
COST OF SALES                               6,693         --             --          6,693
                                          -------      -------       --------      -------

  Gross profit                              1,772            0           --          1,772

OPERATING EXPENSES:
Selling, general and administrative         1,496      $   191           --          1,687
Investment losses                            --            700           --            700
                                          -------      -------       --------      -------
  Total operating expenses                  1,496          891           --          2,387
                                          -------      -------       --------      -------

INCOME (LOSS) FROM OPERATIONS                 276         (891)          --           (615)

INTEREST INCOME (EXPENSE)                       3          (18)          --            (15)
                                          -------      -------       --------      -------

NET INCOME (LOSS)                         $   279      $  (909)          --        $  (630)
                                          =======      =======       ========      =======

BASIC EPS                                 $  0.06      $ (0.19)          --        $ (0.13)
                                          =======      =======       ========      =======

SHARES USED IN PER SHARE CALCULATION
                                            4,820        4,820           --          4,820
                                          =======      =======       ========      =======

DILUTED EPS                               $  0.04      $ (0.14)          --        $ (0.10)
                                          =======      =======       ========      =======

SHARES USED IN PER SHARE CALCULATION
                                            6,540        6,540           --          6,540
                                          =======      =======       ========      =======

                         Pacific Rim Entertainment, Inc.
              Unaudited Pro Forma Combined Statement of Operations
                          Year Ended December 31, 1996
                                 (in thousands)



                                                                                 PROFORMA
                                                       PACIFIC    PROFORMA    CONSOLIDATED
                                           OSAGE         RIM     ADJUSTMENTS     BALANCE
REVENUES                                  $ 9,855          --         --      $ 9,855

COST OF SALES                               7,641          --         --        7,641
                                          -------      --------    --------   -------
  Gross profit                              2,214             0       --        2,214

SELLING, GENERAL &
ADMINISTRATIVE EXPENSES                     2,144       $   101       --        2,245
                                          -------      --------    --------   -------

INCOME (LOSS) FROM OPERATIONS                  70          (101)      --          (31)

INTEREST INCOME (EXPENSE)                     (26)          (24)      --          (50)
                                          -------      --------    --------   -------
INCOME (LOSS) BEFORE INCOME
TAXES                                          44          (125)      --          (81)

INCOME TAXES                                    9             2       --         --
                                          -------      --------    --------   -------

NET INCOME (LOSS)                         $    35       $  (127)      --      $   (81)
                                          =======      ========    ========   =======

BASIC EPS                                 $  0.01       $ (0.03)      --      $ (0.02)
                                          =======      ========    ========   =======

SHARES USED IN PER SHARE
CALCULATION                                 4,820         4,820       --        4,820
                                          =======      ========    ========   =======

DILUTED EPS                               $  0.01       $ (0.02)      --      $ (0.01)
                                          =======      ========    ========   =======

SHARES USED IN PER SHARE
CALCULATION                                 6,540         6,540       --        6,540
                                          =======      ========    ========   =======

                          PRO FORMA ADJUSTMENT LEGEND:


(a)  Represents the following adjustments to cash:

     Gross proceeds from issuance of the Series A Shares             $3,660
     Series A Shares issuance costs                                    (160)
     Repayment of notes payable                                        (450)
     Merger consideration to Osage shareholders                        (500)
                                                                     ------
     Total                                                           $2,550
                                                                     ======

(b) Amount represents $500 paid to Osage shareholders and is treated as a distribution of capital and, accordingly, a reduction of shareholders' equity.

(c) Amount represents net proceeds received from the issuance of the Series A Shares after deducting $160 of issuance costs.

(d)  Amount represents elimination of Pacific Rim's equity.

(e)  Amount represents retirement of treasury stock.

(f)  Amount represents entry to finalize recapitalization of Osage.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PACIFIC RIM ENTERTAINMENT, INC.


                                            By:  /s/ Jack Leadbeater
                                               ----------------------------
                                                 Jack Leadbeater
                                                 Chief Executive Officer


                                            By: /s/ John Iorillo
                                               ----------------------------
                                                 John Iorillo
                                                 Principal Accounting Officer



                                            Date: March 3, 1998



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